                            SCHEDULE 14A INFORMATION

    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT
                                    OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12



                             MEDICAL ALLIANCE, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


        -----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total Fee Paid:


[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                             MEDICAL ALLIANCE, INC.
                               2445 GATEWAY DRIVE
                                    SUITE 150
                                IRVING, TX 75063

                                February 9, 2000

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Meeting") of Medical Alliance, Inc., a Texas corporation ("Medical Alliance"), to be held at 9:00 a.m., local time, on March 7, 2000, at the Omni Dallas Hotel Park West, 1590 LBJ Freeway, Dallas, Texas 75234. The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes the election of three directors of Medical Alliance. We have enclosed a copy of Medical Alliance's Annual Report for the fiscal year ended December 31, 1998.

         Directors and officers of Medical Alliance will be present to help host the Meeting and to respond to any questions that our shareholders may have. I hope that you will be able to attend.

         Medical Alliance's Board of Directors believes that a favorable vote on each of the matters to be considered at the Meeting is in the best interest of Medical Alliance and its shareholders and unanimously recommends a vote "FOR" each such matter. Accordingly, we urge you to review the attached material carefully and to return the enclosed Proxy promptly. Whether or not you plan to attend the Meeting, please complete, sign, date and return your proxy in the enclosed envelope. If you attend the Meeting, you may vote in person if you wish, even though you have previously returned your proxy. It is important that your shares be represented and voted at the Meeting.

         On behalf of your Board of Directors, thank you for your support.


                                            Sincerely,



                                            Paul R. Herchman
                                            Chairman of the Board, and
                                            Chief Executive Officer

                             MEDICAL ALLIANCE, INC.
                               2445 GATEWAY DRIVE
                                    SUITE 150
                                IRVING, TX 75063

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 7, 2000

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Medical Alliance, Inc. (the "Company") will be held at 9:00 a.m., local time, on March 7, 2000, at the Omni Dallas Hotel Park West, 1590 LBJ Freeway, Dallas, Texas 75234, for the following purposes:

                  (1) The election of three members of the Board of Directors, which currently consists of seven directors, and will consist of seven directors on the date of the Meeting, for the term of office stated in the Proxy Statement.

                  (2) Such other business as may properly come before the Meeting or any adjournments thereof.

         The close of business on February 2, 2000, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least 10 days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open for examination by any shareholder during ordinary business hours at the offices of Medical Alliance, Inc. at 2445 Gateway Drive, Suite 150, Irving, Texas 75063.

         Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS PROVIDED. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                       By Order Of The Board Of Directors,



                                       Mark Novy
                                       Secretary

Irving, Texas
February 9, 2000

                             MEDICAL ALLIANCE, INC.
                               2445 GATEWAY DRIVE
                                    SUITE 150
                                IRVING, TX 75063

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 7, 2000


         This Proxy Statement is being first mailed on or about February 9, 2000, to shareholders of Medical Alliance, Inc., a Texas corporation (the "Company"), by the Board of Directors to solicit proxies (the "Proxies") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at 9:00 a.m., local time, on March 7, 2000, at the Omni Dallas Hotel Park West, 1590 LBJ Freeway, Dallas, Texas 75234, or at such other time and place to which the Meeting may be adjourned (the "Meeting Date").

         The purpose of the Meeting is to consider and act upon (i) the election of three directors for terms expiring in 2002, and (ii) such other matters as may properly come before the Meeting or any adjournments thereof. The Company has selected PricewaterhouseCoopers LLP as independent public accountants for the Company for the fiscal year ended December 31, 1999. A representative from PricewaterhouseCoopers LLP will be present at the Meeting and will have the opportunity to make a statement if they desire to do so and to answer any appropriate questions from shareholders.

         All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted (i) FOR the election of the persons named herein under " Proposal I - Election of Directors" as nominees for election as directors of the Company for the term described therein, and (ii) at the discretion of the Proxy holders, with regard to any other matter that may properly come before the Meeting or any adjournments thereof.

Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. The Proxy may be revoked at any time by providing written notice of such revocation to ChaseMellon Shareholder Services, L.L.C., 2323 Bryan Street, Suite 2300, Dallas, Texas 75201, Attention: Tim Reagan, by March 7, 2000. If notice of revocation is not received by such date, a shareholder may nevertheless revoke a Proxy if such shareholder attends the Meeting and desires to vote in person; however, if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a Proxy issued in your name.

                        RECORD DATE AND VOTING SECURITIES

         The record date for determining the shareholders entitled to vote at the Meeting is the close of business on February 2, 2000, (the "Record Date"), at which time the Company had issued and outstanding 6,090,052 shares of common stock, par value $.002 per share (the "Common Stock"). Common Stock is the only class of outstanding voting securities of the Company.

                                QUORUM AND VOTING

         The presence at the Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum to transact business. Each share represented at the Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date shall be entitled to cast one vote for each share of Common Stock registered in his or her name.

         In order to be elected a director, a nominee must receive a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting. Votes that are withheld and broker non-votes will not be counted in the election of directors, but will be counted toward a quorum.

                           PROPOSAL I - ELECTION OF DIRECTORS

         The Board of Directors of the Company (the "Board") is divided into three classes and presently consists of seven directors. On the date of the Annual Meeting of Shareholders, the size of the Board will be seven directors, with two classes consisting of two directors and one class consisting of three directors, with the term of one class expiring each year and with the directors of each class, upon election, holding a three year term. Each director shall serve until the Annual Meeting of Shareholders in the year in which his term expires or until his successor is elected and shall have qualified.

         Three Directors, Paul Herchman, David Kallenberger, M.D., and Tony LeVecchio are in the class whose term of office expires in 2002. The Board has nominated Messrs. Herchman, Kallenberger, and LeVecchio for re-election as directors at the Meeting, each to serve for a three-year term expiring at the Company's Annual Meeting of Shareholders in 2002 or until his successor is elected and shall have qualified.

         Each of the nominees has indicated his willingness to serve as a member of the Board if elected; however, in case any nominee shall become unavailable for election to the Board for any reason not presently known or contemplated, the Proxy holders have discretionary authority to vote the Proxy for a substitute nominee or nominees. Proxies cannot be voted for more than three nominees. The following sets forth information as of the Record Date as to the nominees for election at the Meeting and each of the directors whose term of office will continue after the Meeting, including their ages, present principal occupations, other business experience during the last five years, membership on committees of the Board and directorships in other publicly-held companies.

                   NAME                         AGE                 POSITION               YEAR CURRENT TERM
                   ----                         ---                 --------               -----------------
                                                                                                 EXPIRES
                                                                                                 -------
Nominees for a three-year term ending in 2002:

Paul Herchman ............................      43            Chairman of the Board
                                                              and Chief Executive
                                                              Officer                            1999

David Kallenberger, M.D...................      51            Medical Director and               1999
                                                              Director

Tony LeVecchio (1)(2)(3)..................      53            Director                           1999

Continuing Directors

Jim Silcock (1)(2)(3).....................      49            Director                           2001


Gary Hill.................................      51            President, Chief
                                                              Operating Officer and
                                                              Director                           2000

Tom Montgomery (1)(2)(3)..................      42            Director                           2001


Leon Pritzker ............................      77            Director                           2000

-----------------

(1)      Member of the Compensation Committee
(2)      Member of the Audit Committee
(3)      Member of the Incentive Plan Committee

BOARD OF DIRECTORS

         LEON PRITZKER, a director of the Company since 1989, has been self-employed as a management consultant since 1990. From 1985 to 1990, Mr. Pritzker served as the Executive Vice President of Campbell Taggart, Inc. From 1967 to 1984, Mr. Pritzker served in various capacities with Anheuser-Busch Companies, Inc., most recently as Director, Management Systems Group. Mr. Pritzker is a fellow of the American Statistical Association. Mr. Pritzker received a Bachelor of Science degree from College of the City of New York and a Master of Arts degree from the University of Pennsylvania.

         PAUL HERCHMAN is a co-founder of the Company and has served as Chairman of the Board and Chief Executive Officer since its inception in 1989. Mr. Herchman served as President from 1989 until December 1997. From 1986 to 1989, Mr. Herchman was a sales representative for Sun Medical, Inc., a distributor of medical equipment. Prior thereto, Mr. Herchman served in sales positions with Chesebrough-Ponds USA Co. in its Hospital Products Division, from 1984 to 1986, and with Johnson & Johnson in its Ortho Pharmaceutical Division, from 1982 to 1984. Mr. Herchman received a Bachelor of Science degree from Texas Tech University.

         GARY HILL, has served as President and Chief Operating Officer of the Company since December 1997 and has served as a director since February 1998. From January 1994 to April 1996, Mr. Hill served as President of the North Texas Division of Columbia/HCA. Prior thereto, Mr. Hill was Senior Vice President of Region II for Galen Health Care Inc. and Columbia from 1992 to 1994. From 1976 to 1992, Mr. Hill served in various capacities with Humana Inc., most recently as Vice President for its hospital and insurance operations in central Kentucky and Cincinnati. Mr. Hill received a Bachelor of Science degree from the University of North Alabama.

         DAVID KALLENBERGER, M.D. is a co-founder of the Company and has served as a director and as the Medical Director since its inception in 1989. Dr. Kallenberger is a practicing physician specializing in obstetrics and gynecology and has been practicing at Integris Baptist Medical Center in Oklahoma City, Oklahoma since 1981. Dr. Kallenberger serves as a Clinical Professor in the Department of Obstetrics/Gynecology at the University of Oklahoma Health Science Center and as the Program Director of the Henry G. Bennett Fertility Institute at Integris Baptist Medical Center. Dr. Kallenberger received his Medical Doctorate degree from The University of Oklahoma.

         TONY LEVECCHIO, has been a director of the Company since 1997 and advisor to the Company since 1990. Mr. LeVecchio is a member of the Audit Committee, the Compensation Committee, and the Incentive Plan Committee. Mr. LeVecchio is President of The James Group, a business advisory firm, where he has been a principal since 1989. Prior to The James Group, Mr. LeVecchio was Senior Vice President and Chief Financial Officer for VHA Southwest Inc., a regional health care division of Voluntary Hospitals of America, Inc. Mr. LeVecchio received a Bachelor of Economics degree and a Master of Business Administration degree from Rollins College in 1968 and 1969 respectively.

         THOMAS MONTGOMERY, is a co-founder of the Company and has served as a director of the Company since 1989. In addition, Mr. Montgomery is a member of the Audit Committee, the Compensation Committee, and the Incentive Plan Committee. Mr. Montgomery is a partner of Montgomery, Baggett & Drews, L.L.P., and has recently been appointed as Chief Financial Officer of Solution 6 Holdings, Ltd., an Australian Public Company. From December 1982 to December 1990, Mr. Montgomery served in various capacities with Arthur Andersen & Co., and as the Senior Tax Manager of the Enterprise Group since 1985. Mr. Montgomery received a Bachelor of Business Administration degree from Texas Tech University and a Master of Science degree from Texas Tech University.

         JIM SILCOCK, has been a director of the Company since February 1996 and a member of the Audit Committee, the Compensation Committee, and the Incentive Plan Committees, has served as a general partner of Mapleleaf Capital Ltd., a general partner of Sunwestern Associates III, a general partner of Sunwestern Investment Fund III, a venture capital fund, since 1988 and as a general partner of T.V.P. Associates Limited, the general partner of Texas Venture Partners, a venture capital fund, since 1984. Mr. Silcock received a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from the Amos Tuck School of Business Administration at Dartmouth College.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The business of the Company is managed under the direction of the Board. The Board meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring approval of the Board. It also holds special meetings when an important matter requires action by the Board between scheduled meetings. The Board met seven (7) times and acted by unanimous written consent six (6) times during 1998. During 1998, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director. In 1999, the Board met seventeen (17) times and acted by unanimous written consent five (5) times during 1999. During 1999, each member of the Board participated in at least 75% of all Board and applicable committee meetings held during the period for which he was a director.

         The Board has three standing committees: the Audit Committee, the Compensation Committee and the Incentive Plan Committee. The functions of these committees, their current members, and the number of meetings held during the fiscal year ending December 31, 1998, are described below.

         Audit Committee. The Audit Committee makes recommendations to the Board regarding the appointment of independent auditors, reviews the plan and scope of any audit to the Company's financial statements and reviews the Company's significant accounting policies and related matters. The Audit Committee is comprised of Messrs. Montgomery, LeVecchio and Silcock. The Audit Committee met one (1) time during 1998. In 1999, the Audit Committee did not meet.

         Compensation Committee. The Compensation Committee makes recommendations to the Board regarding the compensation of executive officers. Prior to the formation of the Incentive Plan Committee in 1997, the Compensation Committee was responsible for the administration of the Company's 1994 Amended and Restated Long-Term Incentive Plan (the "Incentive Plan"). The Compensation Committee is comprised of Messrs. LeVecchio, Montgomery, and Silcock. The Compensation Committee did not meet in 1998 and acted by unanimous written consent one (1) time during 1998. In 1999, the Compensation Committee met two
(2) times.

         Incentive Plan Committee. The Incentive Plan Committee was established in 1997 and administers the Company's 1994 Amended and Restated Long-Term Incentive Plan (the "Incentive Plan"). The Incentive Plan Committee is comprised of Messrs. Montgomery, LeVecchio and Silcock. The Incentive Plan Committee met four (4) times and acted by unanimous written consent three (3) times during 1998. In 1999, the Incentive Plan Committee met two (2) times.

         The Company does not have a nominating committee. The functions customarily performed by a nominating committee are performed by the Board as a whole.

                 PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

         The following table sets forth information with respect to beneficial ownership of Common Stock as of the Record Date, by (i) all persons known to the Company to be the beneficial owner of 5% or more of the Common Stock, (ii) each director of the Company, (iii) the chief executive officer and each of the Company's other most highly compensated executive officers whose total annual compensation for 1998 and 1999 based on salary and bonus earned during 1998 and 1999 exceeded $100,000 (the "Named Executive Officers") and (iv) all the Company directors and executive officers as a group. This table does not include shares of Common Stock that may be purchased pursuant to options not exercisable within 60 days of February 9, 2000. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.

Name and address of
-------------------                          Number of Shares                      Percentage of Shares
 Beneficial Owner                          Beneficially Owned (1)                 Beneficially Owned (1)
-----------------                          ----------------------                 ----------------------
NAMED EXECUTIVE OFFICERS

Paul Herchman (2) .............................     436,646                                 7.0%

Gary Hill (3) .................................     140,000                                 2.2%

DIRECTORS

David Kallenberger, M.D (4)....................     184,498                                 3.0%

Tony LeVecchio (5).............................      45,147                                 0.7%

Thomas Montgomery (6)..........................     253,792                                 4.1%

Leon Pritzker (7)..............................      85,120                                 1.4%

Jim Silcock (8)................................   1,003,859                                16.1%

All executive officers and directors
as a group (7 persons)(9)......................   2,149,062                                34.4%

OTHER 5% SHAREHOLDERS

Mapleleaf Capital, Ltd (10)....................     742,996                                11.9%

Patrick Rivelli (11)...........................   1,012,759                                16.2%

Satana Corporation (12)........................     494,645                                 7.9%

Dimensional Fund Advisors,Inc (13).............     380,700                                 6.1%

---------------------

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or warrants that are currently exercisable or exercisable within 60 days are deemed to be outstanding and to be beneficially owned by the person or entity holding such options.

(2) Includes 1,000 shares underlying currently exercisable options to purchase Common Stock. The business address of Mr. Herchman is 2445 Gateway Drive, Suite 150, Irving, Texas 75063.

(3) Includes 125,000 shares underlying currently exercisable options to purchase Common Stock. The business address of Mr. Hill is 2445 Gateway Drive, Suite 150, Irving, Texas 75063.

(4) Includes 17,471 shares underlying currently exercisable options to purchase Common Stock. The business address of Dr. Kallenberger is 3433 N.W. 56th Street, Suite 310, Oklahoma City, Oklahoma 73112.

(5) Includes 3,332 shares underlying currently exercisable options to purchase Common Stock. The business address of Mr. LeVecchio is 4975 Preston Park Blvd., Suite 150, Plano, Texas 75093.

(6) Includes 4,666 shares underlying currently exercisable options to purchase Common Stock, 7,805 shares of Common Stock held by Mr. Montgomery's spouse's profit sharing plan and 53,610 shares of Common Stock held by Montgomery, Jessup and Company L.L.P.'s ("MJC") profit sharing plan, of which Mr. Montgomery is a partner. As a partner of MJC, Mr. Montgomery may be deemed to be the indirect owner of the shares beneficially owned by MJC by virtue of his authority to make investment decisions regarding the voting and disposition of such shares. The business address of Mr. Montgomery is 5220 Spring Valley, Suite 600, Dallas, Texas 75240.

(7) Includes 4,666 shares underlying currently exercisable options to purchase Common Stock. The business address of Mr. Pritzker is 3825 Echo Brook Lane, Dallas, Texas 75229.

(8) Includes 742,996 shares beneficially owned by Mapleleaf Capital, Ltd., which includes 4,666 shares underlying currently exercisable options to purchase Common Stock, 135,649 shares beneficially owned by Sunwestern Cayman 1988 Partners, and 125,214 shares beneficially owned by Sunwestern Investment Fund III, all of which are affiliates of Mr. Silcock. Mr. Silcock may be deemed to be the indirect beneficial owner of shares beneficially owned by such entities by virtue of his authority to make investment decisions regarding the voting and disposition of such shares. Mr. Silcock disclaims beneficial ownership of the shares owned by Mapleleaf Capital, Ltd., Sunwestern Cayman 1988 Partners and Sunwestern Investment Fund III. Mr. Silcock's business address is 12221 Merit Drive, Suite 935, Dallas, Texas 75251.

(9)      Includes the shares referenced in footnotes (2) - (8).

(10) Includes 4,666 shares underlying currently exercisable options to purchase Common Stock. The business address for Mapleleaf Capital, Ltd., is 12221 Merit Drive, Suite 935, Dallas, Texas 75251.

(11) Includes 742,996 shares beneficially owned by Mapleleaf Capital, Ltd., which includes 4,666 shares underlying currently exercisable options to purchase Common Stock, 135,649 shares beneficially owned by Sunwestern Cayman 1988 Partners, and 125,214 shares beneficially owned by Sunwestern Investment Fund III, all of which are affiliates of Mr. Rivelli. Mr. Rivelli may be deemed to be the indirect beneficial owner of shares beneficially owned by such entities by virtue of his authority to make investment decisions regarding the voting and disposition of such shares. Mr. Rivelli disclaims beneficial ownership of the shares owned by Mapleleaf Capital, Ltd., Sunwestern Cayman 1988 Partners and Sunwestern Investment Fund III. The business address for Mr. Rivelli is 12221 Merit Drive, Suite 935, Dallas Texas 75251.

(12) Includes 2,000 shares underlying currently exercisable options to purchase Common Stock. The business address of Satana Corporation is National Plaza 2, Suite 102, Amarillo, Texas 79101.

(13) Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. (These investment companies and investment vehicles are the "Portfolios"). In its role as investment advisor and investment manager , Dimensional possesses both voting and investment power over 380,700 shares of the Company's Common Stock as of December 30, 1999. The Portfolios own all securities reported in this statement, and Dimensional disclaims beneficial ownership of such securities. The business address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

                           SUMMARY COMPENSATION TABLE

The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and the Company's other most highly compensated executive officer, based on salary and bonus earned during 1997, 1998 and 1999.

                                                                                                  LONG-TERM
                                                       ANNUAL COMPENSATION                    COMPENSATION AWARDS
                                                       -------------------                    -------------------

   NAME AND                                                                                                 ALL OTHER
PRINCIPAL POSITION                                                                           SECURITIES    COMPENSATION
------------------                            FISCAL                         OTHER ANNUAL    UNDERLYING    ------------
                                              YEAR     SALARY ($)  BONUS ($) COMPENSATION   OPTIONS (#)       ($)(1)
                                              ----    --------    ---------- ------------   -----------       ------
Paul Herchman...............................  1999    $200,000        $0         $0         100,000           5,240
 Chairman of the Board and Chief              1998     200,000         0          0              00           5,700
 Executive Officer                            1997     155,510         0          0           1,000           5,700

Gary Hill (3)...............................  1999     200,000         0          0               0           5,420(2)
 President and                                1998     200,000         0          0         151,540           5,420
 Chief Operating Officer                      1997      16,667         0          0          98,460             350

(1) Represents a $350 per month automobile allowance paid to Mr. Herchman, and $1,040 of annual premiums on a life insurance policy, of which Mr. Herchman's spouse is the beneficiary, paid by the Company on Mr. Herchman's behalf.

(2) Represents a $350 per month automobile allowance paid to Mr. Hill, and $1,220 of annual premiums on a life insurance policy, of which Mr. Hill's spouse is the beneficiary, paid by the Company on Mr. Hill's behalf.

(3)      Mr. Hill's employment term with the Company began in December 1997.

                         OPTION GRANTS IN 1998 AND 1999

The following table provides information related to options granted to the Named Executive Officers during 1998 and 1999.

                                                            INDIVIDUAL GRANTS
                                               --------------------------------------------

                                                                                      POTENTIAL REALIZED
                                                                                    VALUE AT ASSUMED ANNUAL
                          NUMBER OF      PERCENT OF                                  RATES OF STOCK PRICE
                          SECURITIES   TOTAL OPTIONS  EXERCISE                      APPRECIATION FOR OPTION
                          UNDERLYING     GRANTED TO   PRICE PER                            TERM (1)
                           OPTIONS      EMPLOYEES IN   SHARE          EXPIRATION    -----------------------
                         GRANTED (#)  1998 OR 1999(%) ($/SH)(2)          DATE        5% ($)        10% ($)
                         -----------  --------------- ---------       ----------     -------       -------
Paul Herchman (3)......    100,000          22%         $1.91          12/15/09     $120,119       $304,405

Gary Hill (4)..........    151,540          54%          4.06          12/02/03      209,245        474,705

(1) The dollar amounts in these columns represent potential value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming that the market price of the Common Stock appreciates in value from the date of grant at the 5% and 10% annual rates prescribed by regulation, and therefore are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

(2) The exercise price of each option was equal to the fair market value of the Common Stock on the date of the grant.

(3)      Options granted to Mr. Herchman were related to 1999.

(4)      Options granted to Mr. Hill were related to 1998.

                                 AGGREGATE OPTION VALUES AT DECEMBER 31, 1999

                                          NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED                 IN-THE-MONEY OPTIONS/SARS AT
                                           OPTIONS/SARS AT FY-END (#)           FY-END ($) (1)
                                          ---------------------------           --------------

NAME                                      EXERCISABLE        UNEXERCISABLE      EXERCISABLE     UNEXERCISABLE
----                                      -----------        -------------      -----------     -------------
Paul Herchman..........................           0            101,000              $0            $15,000

Gary Hill..............................     125,000            125,000               0                  0

(1) These values assume a valuation of $2.06 per share at December 31, 1999. Value is calculated based on the difference between the option price and $2.06 multiplied by the number of shares of Common Stock underlying the options.

COMPENSATION OF DIRECTORS

         It is the policy of the Company that directors who are not employees of the Company ("Independent Directors") receive $500 for each Board meeting attended. All directors of the Company are reimbursed for travel, lodging and other out-of-pocket expenses in connection with their attendance at Board and committee meetings. Under the terms of the Incentive Plan, so long as the Company is a reporting company subject to the terms of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), Independent Directors will receive an option to purchase 2,500 shares of Common Stock upon his or her initial election to the Board and an option to purchase 5,000 shares of Common Stock at each annual meeting of the shareholders thereafter while he or she continues to serve as a director of the Company. Such options will be non-qualified stock options, will have an exercise price equal to the fair market value of the Common Stock at the date of grant, will become exercisable one-third on each of the first, second and third anniversaries thereof, and will expire ten years from the date of grant. As of the Record Date, the current Independent Directors and their affiliated entities have been granted options to purchase a total of 94,915 shares of Common Stock at exercise prices ranging from $2.16 to $13.50 per share pursuant to the Incentive Plan.

EMPLOYMENT AND CHANGE OF CONTROL AGREEMENTS

         The Company has entered into an Employment Agreement with Paul Herchman, dated as of January 1, 1998, (the "Herchman Agreement"). The Herchman Agreement may be terminated by the Company upon (12) twelve months prior notice and may be terminated by Mr. Herchman upon (3) three months prior notice. The Herchman Agreement provides that Mr. Herchman receive a base salary of $200,000 per year and is eligible to receive bonuses based upon the Company's financial performance. The Herchman Agreement requires Mr. Herchman to maintain the confidentiality of the Company's proprietary information during his employment and thereafter and prohibits Mr. Herchman from competing with the Company during his employment and for a period of one year thereafter.

         The Company has entered into an Employment Agreement with Gary Hill, dated as of December 2, 1997, (the "Hill Agreement"). The Hill Agreement provides that Mr. Hill will receive a base salary of $200,000 per year and is eligible to receive bonuses based upon the Company's financial performance. The Hill Agreement is terminable by the Company with (12) twelve months prior notice and may be terminated by Mr. Hill upon (3) three months prior notice. The Hill Agreement requires Mr. Hill to maintain the confidentiality of the Company's proprietary information during his employment and thereafter and prohibits Mr. Hill from competing with the Company during his employment and for a period of one year thereafter.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Company is engaged in a unique business niche. In order to succeed, the Company believes that it must be able to attract and retain qualified executives. The Compensation Committee has been primarily responsible for determining executive compensation. All of the Company's executive officers are parties to employment agreements (the "Executives Employment Agreements"), which provide for their base compensation level, as well as annual incentives based on Company performance. The Compensation Committee intends that future determination of executive compensation will continue to take into account input from the Company's senior management and, among other things, one or more of the following goals:

         o     Aligning Company, employee and shareholder interests;

         o     Rewarding executives for successful strategic management;

         o     Recognizing outstanding performance;

         o Providing incentives and rewards that will attract and retain highly qualified and productive people;

         o     Motivating employees to high levels of performance; and

         o     Ensuring external competitiveness and internal equity.

         To achieve these goals, the Company's executive compensation policies will continue to integrate annual base compensation with bonuses based upon a variety of factors that may include the Company's operating performance and individual initiatives and performance. In measuring the Company's operating performance, the Compensation Committee may consider, among other things, the Company's attainment of gross margin, operating profit and growth targets, limits on corporate general and administrative expenses, net income and earnings per share targets, and debt to capital ratio levels. The Compensation Committee has not applied a formula assigning specific weights to any such factors. Compensation through stock options is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. When granting stock options, the Compensation Committee may consider, among other things, a number of criteria and factors including the recipient's level of cash compensation, years of service with the Company, position with the Company and the number of unexercised options held by the recipient. In order to continue to provide management the long-term incentives afforded by stock options, during 1998 and 1999 the Compensation Committee approved the grant of options to a number of the Company's officers, directors and employees.

CHIEF EXECUTIVE OFFICER'S COMPENSATION FOR 1998 AND 1999

         The Company's Chief Executive Officer is compensated under the terms of his employment agreement which, since January 1, 1998, provided for an annual base salary of $200,000 and quarterly and annual bonuses based on certain performance levels of the Company. Prior to January 1, 1998, Mr. Herchman's employment agreement provided for an annual base salary of $155,510 and bonuses based upon certain performance levels of the Company. For 1998 and 1999, the Company's Chief Executive Officer received no bonuses.

COMPENSATION OF EXECUTIVE OFFICERS

          Compensation of the Company's executive officers is generally comprised of base salary, quarterly and annual cash bonuses, and long-term incentive compensation in the form of stock options. In determining salaries for the executive officers in 1998 and 1999, the Board took into account individual experience and performance of its executive officers. In determining stock option grants for the executive officers, the Compensation Committee evaluated a number of criteria, including the recipient's level of cash compensation, years of service with the Company, position with the Company and the number of unexercised options held by the recipient.

This report is submitted by the members of the Compensation Committee:

                             COMPENSATION COMMITTEE

                                 Tom Montgomery
                                 Tony Levecchio
                                   Jim Silcock

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 1998 and 1999, the Compensation Committee made recommendations to the Board regarding compensation of the Company's executive officers and the Board approved all of such recommendations. The Compensation Committee was comprised of Tom Montgomery, Tony LeVecchio, and Jim Silcock during 1998 and 1999. No executive officer of the Company served as a member of the Compensation Committee or similar committee or board of directors of any other entity which an executive officer thereof served on the Compensation Committee or Board.

STOCK PERFORMANCE CHART

         The following chart compares the yearly percentage change in the cumulative total shareholder return on the Common Stock from October 11, 1996, through December 31, 1999, with the cumulative total return on the Nasdaq Stock Market and the S& P Small Cap 600. The Company does not believe it is feasible to provide a comparison against a group of peer companies, as there is an insufficient number of similar publicly traded companies. The comparison assumes $100 was invested immediately prior to such period in Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. Dates on the following chart represent the last day of the indicated fiscal year. The Company paid no dividends during such period.

                                    [CHART]

                         10/11/96    12/31/96    12/31/97    12/31/98    12/31/99
Medical Alliance, Inc.    $100        104.55       36.36       18.18       18.73
S&P Small Cap 600          100        104.74      130.42      127.7       142.4
Nasdaq Stock Market        100        104.37      126.95      177.26      328.97

SECTION 16 REQUIREMENTS

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

       Based solely on its review of the copies of such forms received by it with respect to fiscal year 1999, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its officers, directors and persons who own more than 10% of a registered class of the Company's equity securities have been complied with except as follows. Annual statement of beneficial ownership reports on behalf of Mapleleaf Capital Ltd. and Patrick Rivelli, shareholders of the Company were inadvertently not filed for fiscal year 1998. Option grants received during fiscal year 1998 by such shareholders were reported on an annual statement of beneficial ownership report for fiscal year 1999. An annual statement of beneficial ownership report on behalf of Paul Herchman, Chairman of the Board and Chief Executive Officer of the Company, was filed for fiscal year 1999 which contained a report of the sale of securities by Mr. Herchman which should have been reported on a Form 4 in December 1999.

                              SHAREHOLDER PROPOSALS

         Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered in the Proxy Statement and Proxy relating to the 1999 Annual Meeting of Shareholders, such proposals must be received by the Company, Attention:
Secretary, at the address set forth on the first page of this Proxy Statement, no later than, March 15, 2000 in order to be included in the Company's proxy materials and form of proxy relating to that meeting. Shareholder proposals must also be otherwise eligible for inclusion.

                                 OTHER BUSINESS

         The Company does not intend to bring any business before the Meeting other than those described herein and at this date the Company has not been informed of any matters that may be presented at the Meeting by others; however, if any other matters properly come before the Meeting or any adjournment thereof, it is intended that the persons named in the accompanying Proxy will vote pursuant to such Proxy in accordance with their best judgment on such matters.

                                  MISCELLANEOUS

         All costs of solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, the officers and employees of the Company may solicit Proxies by telephone or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse them for their out-of-pocket expenses incurred in connection therewith. The Company's regularly retained investor relations firm, Corporate Communications, Inc., may also be called upon to solicit proxies by telephone or mail.

         The Annual Report to Shareholders of the Company, including financial statements for the fiscal year ended December 31, 1998, accompanies this Proxy Statement. The Annual Report is not to be deemed part of this Proxy Statement.

                                   By Order Of The Board Of Directors,


                                   Mark Novy
                                   Secretary
Irving, Texas
February 9, 2000

                             MEDICAL ALLIANCE, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 7, 2000


PROXY

The undersigned hereby appoints Paul R. Herchman and Mark A. Novy, jointly and severally, proxies, with full power of substitution and with discretionary authority, to vote all shares of Common Stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Medical Alliance, Inc. ("Medical Alliance") to held on Tuesday, March 7, 2000, at the Omni Dallas Hotel Parkwest, 1590 LBJ Freeway, Dallas TX 75234, at 9:00 a.m., or at any adjournment thereof, hereby revoking any proxy heretofore given.

The proxy, when properly executed, will be voted in the manner directed herein, and in the absence of specific directions to the contrary, this proxy will be voted (i) FOR the election of the three nominees for director, (ii) in the discretion of the proxyholders on any other matters that may properly come before the meeting and any adjournments thereof.

The undersigned hereby acknowledges receipt of the Notice of, and Proxy Statement for, the aforesaid Annual Meeting.

                                                  (change of address)


                                     -------------------------------------------

                                     -------------------------------------------

                                     -------------------------------------------
                                     (if you have written in the above space,
                                      please mark the corresponding box on the reverse side of this card)

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                             o FOLD AND DETACH HERE o

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE      PLEASE MARK
FOR EACH DIRECTOR NOMINEE.                                    YOUR VOTES AS  [X]
                                                              INDICATED IN
                                                              THIS EXAMPLE

1. Election as Directors of the three nominees listed below (except as indicated to the contrary below)

 FOR all        WITHHOLD AUTHORITY      INSTRUCTION: To withhold authority to vote for any individual nominee, check the
 nominees     to vote on one or more    withhold box and write the nominee's name on the space provided opposite his name.
listed to     nominees listed to the    Paul Herchman
the right      right, but vote FOR                                ---------------------------
              the remaining nominees    David Kallenberger, M.D.
                                                                  ---------------------------
  [ ]                 [ ]               Tony LeVecchio
                                                                  ---------------------------

2. With discretionary authority as to such other matters as may properly come before the Annual Meeting.


                                                                                    CHANGE
                                                                                      OF    [ ]
                                                                                    ADDRESS

SIGNATURE                                    SIGNATURE                                      DATE
         ------------------------------------         --------------------------------------    -------------------------
NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR,
      ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.


                            o FOLD AND DETACH HERE o